SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: June 24, 2003
(Date of earliest event reported)

Commission File No.: 333-08328-03

                 Deutsche Mortgage & Asset Receiving Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                                               04-3310019
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(State or Other Jurisdiction                                  (I.R.S. Employer
      of Incorporation)                                      Identification No.)

One International Place - Room 520, Boston, Massachusetts               02110
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(Address of Principal Executive Office)                               (Zip Code)

                                 (617) 951-7690
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              (Registrant's telephone number, including area code)

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ITEM 5. Other Events.

            Attached as Exhibit 99.1 to this Current Report are certain computational materials (the "Computational Material") furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series COMM 2003-LNB1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-08328) (the "Registration Statement"). The Registrant hereby incorporates the Computational Material by reference in the Registration Statement.

            The Computational Material was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Material.

            Any statement or information contained in the Computational Material shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

      99.1                                       Computational Material

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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                        DEUTSCHE MORTGAGE & ASSET
                                           RECEIVING CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:  R. Douglas Donaldson
                                            Title: Treasurer

Date: June __, 2003

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                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   99.1                 Computational Material                          E